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                                                                   Exhibit 10.21

                              FTP SOFTWARE, INC.

                      1996 EXECUTIVE EQUITY INCENTIVE PLAN

1.   PURPOSE

     The purpose of this Executive Equity Incentive Plan (the "Plan") is to advance the interests of FTP Software, Inc. (the "Company") by enhancing its ability to attract and retain executive officers and encourage them to make significant contributions to the success of the Company and its subsidiaries through ownership of shares of the Company's common stock ("Stock").

     The Plan is intended to accomplish these goals by enabling the Company to grant awards hereunder ("Awards") in the form of Options, Stock Appreciation Rights, Restricted Stock and Unrestricted Stock Awards, or combinations thereof, all as defined and more fully described below.

2.   ADMINISTRATION

     The Plan will be administered by a committee (the "Committee") of the Board of Directors (the "Board of Directors" or the "Board") of the Company. The Committee shall consist of at least two directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

     The Committee will have authority, not inconsistent with the express provisions of the Plan and in addition to other authority granted under the Plan, to: (a) grant Awards at such time or times as it may choose; (b) determine the size of each Award, including the number of shares of Stock subject to the Award; (c) determine the type or types of each Award; (d) determine the terms and conditions of each Award; (e) waive compliance by the holder of an Award with any obligations to be performed by such holder under the Award and waive any term or condition of an Award; (f) amend or cancel an existing Award in whole or in part (and if an Award is canceled, grant another Award in its place on such terms as the Committee shall specify), except that the Committee may not, without the consent of the holder of an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder; (g) prescribe the form or forms of instruments that are required or deemed appropriate under the Plan, including any written notices and elections required of Participants (as defined below), and change such forms from time to time; (h) adopt, amend and rescind rules and regulations for the administration of the Plan; and (i) interpret the Plan and decide any

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questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations and actions of the Committee, and all other determinations and actions of the Committee made or taken under authority granted by any provision of the Plan, shall be conclusive and shall bind all parties. Nothing in this paragraph shall be construed as limiting the power of the Committee to make adjustments under Section 7.3 or Section 8.6.


3.   EFFECTIVE DATE AND TERM OF PLAN

     The Plan shall become effective on the date on which it is approved by the stockholders of the Company.

     No Award may be granted under the Plan after the tenth anniversary of the approval of the Plan by the stockholders of the Company, but Awards previously granted may extend beyond that date.

4.   SHARES SUBJECT TO THE PLAN

     Subject to adjustment as provided in Section 8.6 below, the maximum aggregate number of shares of Stock that may be delivered under the Plan is 1,500,000. If any Award requiring exercise by the Participant for delivery of Stock terminates without having been exercised in full, or if any Award payable in Stock or cash is satisfied in cash rather than Stock, the number of shares of Stock as to which such Award was not exercised or for which cash was substituted shall be available for future grants.

     Stock delivered under the Plan may be either authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock may be delivered under the Plan.

     Subject to Sections 7.3 and 8.6(a): (i) the maximum aggregate number of shares of Stock as to which Options may be granted under the Plan to any Participant during any calendar year is 1,000,000; (ii) the maximum aggregate number of shares of Stock as to which Stock Appreciation Rights may be granted under the Plan to any Participant during any calendar year is 1,000,000; and
(iii) the maximum aggregate number of shares of Stock as to which Restricted Stock Awards may be granted under the Plan is 100,000. For purposes of this paragraph, except as otherwise provided in regulations or other guidelines issued under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), any repricing of an Option or Stock Appreciation Right shall be treated as a new grant and shall count against the applicable limit set forth in this paragraph.

5.   ELIGIBILITY AND PARTICIPATION

     Those eligible to receive Awards under the Plan ("Participants") are employees of the Company or any of its subsidiaries who are identified from time to time by the Board of Directors as executive officers of the Company. A "subsidiary" for purposes of the Plan shall be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more

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of the total combined voting power of all classes of stock. A "parent" of another corporation for purposes of the Plan shall be any corporation which owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock of such other corporation.

6.   TYPES OF AWARDS

     6.1. OPTIONS.

     (A) NATURE OF OPTIONS. An Option is an Award entitling the holder on exercise thereof to purchase Stock at a specified exercise price.

     Both "incentive stock options," as defined in Section 422 of the Code (any Option intended to qualify as an incentive stock option being hereinafter referred to as an "ISO"), and Options that are not incentive stock options, may be granted under the Plan.

     (B) EXERCISE PRICE. The exercise price of an Option shall be determined by the Committee subject to the following:

     (1) The exercise price of an ISO shall not be less than 100% (110% in the case of an ISO granted to a ten-percent shareholder) of the fair market value of the Stock subject to the Option, determined as of the time the Option is granted. A "ten-percent shareholder" is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries.

     (2) In no case may the exercise price paid for Stock which is part of an original issue of authorized Stock be less than the par value per share of the Stock.

     (3) The Committee may reduce the exercise price of an Option at any time after the time of grant, but in the case of an Option originally awarded as an ISO, only with the consent of the Participant.

     (C) DURATION OF OPTIONS. The latest date on which an Option may be exercised shall be the tenth anniversary (fifth anniversary, in the case of an ISO granted to a ten-percent shareholder) of the date on which the Option was granted, or such earlier date as may have been specified by the Committee at the time the Option was granted.

     (D) EXERCISE OF OPTIONS. Options granted under any single Award shall become exercisable at such time or times, and on such conditions, as the Committee may specify; provided, however, that if the Committee does not so specify, 25% of the shares subject to the Award may be purchased commencing one year after the date of grant, and an additional 25% of such shares may be purchased commencing on the second, third and fourth anniversaries of the date of grant. The Committee may at any time and from time to time (i) accelerate the time at which all or any part of an Option may be exercised, (ii) provide for the acceleration of the

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exercisability of an Option upon the occurrence of certain events, and (iii)
extend the time by which an Option must be exercised (e.g., following death or termination) up to the latest date by which such Option could have been exercised without regard to Section 7; provided, that an extension of an ISO under (iii) shall not be effective without the consent of the holder of the ISO.

     Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (i) any documents required by the Committee and (ii) payment in full in accordance with paragraph
(e) below for the number of shares for which the Option is exercised.

     (E) PAYMENT FOR STOCK. Stock purchased on exercise of an Option must be paid for as follows: (i) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company or (ii) if so permitted by the instrument evidencing the Option (or in the case of an Option which is not an ISO, by the Committee at or after grant of the Option), (A) through the delivery of shares of Stock which have been outstanding for at least six months (unless the Committee expressly approves a shorter period) and which have a fair market value on the last business day preceding the date of exercise equal to the exercise price, or (B) by delivery of a promissory note of the Option holder to the Company, payable on such terms as are specified by the Committee, or (C) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (D) by any combination of the foregoing permissible forms of payment; provided, that if the Stock delivered upon exercise of the Option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock must be paid other than by the Option holder's promissory note or personal check.

     (F) FAIR MARKET VALUE. For all purposes under this Plan, "fair market value" shall mean with respect to the Common Stock and at any date, (i) the reported closing price of such stock on the Nasdaq National Market or New York Stock Exchange or other established stock exchange on such date, or if no sale of such stock shall have been made on the Nasdaq National Market or such an exchange on that date, on the preceding date on which there was such a sale,
(ii) if such stock is not then quoted on the Nasdaq National Market and is not then listed on such an exchange, the average of the closing bid and asked prices per share for such stock in the over-the-counter market as quoted on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") on such date, or (iii) if such stock is not then listed on such an exchange or quoted on NASDAQ or the Nasdaq National Market, an amount determined in good faith by the Committee in its sole discretion.

     6.2. STOCK APPRECIATION RIGHTS.

     (A) NATURE OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right ("SAR") is an Award entitling the holder on exercise of the Right to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Committee), determined in whole or in part by reference to appreciation in Stock value.

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     In general, a Stock Appreciation Right entitles the Participant to receive, with respect to each share of Stock as to which the Right is exercised, the excess of the share's fair market value on the date of exercise over its fair market value on the date the Right was granted.

     (B) GRANT OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted only in tandem with Options granted under the Plan. A Stock Appreciation Right granted in tandem with an Option which is not an ISO may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an ISO may be granted only at the time the Option is granted.

     (C)  RULES APPLICABLE TO SAR AWARDS.

     (1) The Stock Appreciation Right shall be exercisable only at such time or times, and to the extent, that the related Option is exercisable and shall be exercisable in accordance with the procedure required for exercise of the related Option.

     (2) The Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

     (3) The Option shall terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right.

     (4) The Stock Appreciation Right shall be transferable only with the related Option.

     (5) A Stock Appreciation Right granted in tandem with an ISO may be exercised only when the fair market value of the Stock subject to the Option exceeds the exercise price of such Option.

     6.3. RESTRICTED AND UNRESTRICTED STOCK.

     (A) NATURE OF RESTRICTED STOCK AWARD. A Restricted Stock Award entitles the holder to acquire, for a purchase price specified by the Committee (but in no event less than par value), shares of Stock subject to the restrictions described in paragraph (d) below ("Restricted Stock").

     (B) ACCEPTANCE OF AWARD. A Participant who is granted a Restricted Stock Award will have no rights with respect to such Award unless the Participant accepts the Award by written instrument delivered or mailed to the Company accompanied by payment in full of the specified purchase price of the shares covered by the Award. Payment may be by certified or bank check or other instrument acceptable to the Committee.

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     (C) RIGHTS AS A STOCKHOLDER.  A Participant who receives Restricted Stock shall have all the rights of a stockholder with respect to the Stock, including voting and dividend rights, subject to the restrictions described in paragraph
(d) below and any other conditions imposed by the Committee at the time of grant. Unless the Committee otherwise determines, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are free of all restrictions under the Plan.

     (D) RESTRICTIONS. Except as otherwise specifically provided by the Plan, Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, and if the Participant dies or otherwise suffers a Status Change (as defined in Section 7.2 below) for any reason, must be offered to the Company for purchase at the price originally paid for the Stock. These restrictions shall lapse at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time accelerate the time at which the restrictions on all or any part of the shares of Restricted Stock shall lapse. Upon lapse of all restrictions, Stock shall cease to be restricted for purposes of the Plan.

     (E) NOTICE OF ELECTION. Any Participant making an election under Section 83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Company within 10 days of the filing of such election with the Internal Revenue Service.

     (F) OTHER AWARDS SETTLED WITH RESTRICTED STOCK. The Committee may, at the time any Award described in this Section 6 is granted, provide that any or all the Stock delivered pursuant to the Award will be Restricted Stock.

     (G) UNRESTRICTED STOCK. The Committee may, in its sole discretion, approve the sale to any Participant of shares of Stock free of restrictions under the Plan for a price which is not less than the par value of the Stock.

7.   EVENTS AFFECTING OUTSTANDING AWARDS

     7.1. DEATH.

     If a Participant dies, the following shall apply:

          (a) All Options and Stock Appreciation Rights held by the Participant immediately prior to death, to the extent then exercisable, may be exercised by the Participant's executor or administrator or the person or persons to whom the Option or Right is transferred by will or the applicable laws of descent and distribution, at any time within the one-year period ending with the first anniversary of the Participant's death (or such shorter or longer period as the Committee may determine at any time), and shall terminate on the last day of such period. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7.1. Except as otherwise determined by the Committee, all Options and Stock Appreciation Rights held by a Participant immediately prior to death that are not then exercisable shall terminate at death.

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          (b) Except as otherwise determined by the Committee, all Restricted
Stock held by the Participant must be transferred to the Company upon the Participant's death (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be deemed to be so transferred at such time without any further action by the Participant) in accordance with Section 6.3(d) above.

     7.2. TERMINATION OF SERVICE (OTHER THAN BY DEATH).

     If a Participant ceases to be an Employee for any reason other than death (such termination of the employment relationship being hereinafter referred to as a "Status Change"), the following shall apply:

          (a) Except as otherwise determined by the Committee, all Options and Stock Appreciation Rights held by the Participant that were not exercisable immediately prior to the Status Change shall terminate at the time of the Status Change. Any Options or SARs that were exercisable immediately prior to the Status Change shall continue to be exercisable for a period of three months following the date of such Status Change (or such longer period as the Committee may determine at any time), and shall terminate on the last day of such period, unless the Award provides by its terms for immediate termination in the event of a Status Change or unless the Status Change results from a termination for cause as determined by the Committee in its sole discretion, provided, however, if such Status Change results from the Participant's permanent and total disability, such three-month period shall be increased to a one-year period. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7.2. For purposes of this paragraph, a Status Change shall not be deemed to have resulted by reason of (i) a bona fide leave of absence approved for purposes of the Plan by the Committee, or (ii) a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which
Section 424(a) of the Code applies.

          (b) Except as otherwise determined by the Committee, all Restricted Stock held by the Participant at the time of the Status Change must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be deemed to be so transferred at such time without any further action by the Participant) in accordance with Section 6.3 above.

     7.3. CERTAIN CORPORATE TRANSACTIONS.

     Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to,

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or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation or person, the Plan shall terminate, and all options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of options theretofore granted, or the substitution for such options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised options shall terminate pursuant to the foregoing sentence, all persons entitled to exercise any unexercised portions of options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their options, including the portions thereof which would, but for this Section 7.3, not yet be exercisable.

8.   GENERAL PROVISIONS

     8.1. DOCUMENTATION OF AWARDS.

     Awards will be evidenced by such written instruments, if any, as may be prescribed by the Committee from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which shall evidence agreement by the Participant to the terms thereof.

     8.2. RIGHTS AS A STOCKHOLDER, DIVIDEND EQUIVALENTS.

     Except as specifically provided by the Plan, the receipt of an Award shall not give a Participant any rights as a stockholder; the Participant will obtain such rights, subject to any limitations imposed by the Plan or the instrument evidencing the Award, upon actual receipt of the Stock issued under the Award. However, the Committee may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any or all Stock subject to the Participant's Award had such Stock been outstanding from the date of grant of the Award. Without limitation, the Committee may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for investment of such amounts on behalf of the Participant.

     8.3. CONDITIONS ON DELIVERY OF STOCK.

     The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the applicable Award have been satisfied or removed, (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding Stock is at the time listed on any stock exchange or the Nasdaq National Market, until the shares to be delivered have been listed or authorized to be listed on such exchange or such Market upon official notice of issuance, and (iv) until all other legal matters in connection

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with the issuance and delivery of such shares have been approved by the
Company's counsel. If the sale of Stock issuable under the Plan has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

     If an Award is exercised by the Participant's legal representative, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

     8.4. TAX WITHHOLDING.

     The Company shall withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements").

     In the case of an Award pursuant to which Stock may be delivered, the Committee shall have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Stock. If and to the extent that such withholding is required, the Committee may permit the Participant or such other person to elect at such time and in such manner as the Committee provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, shares of Stock having a value calculated to satisfy the withholding requirement.

     If at the time an ISO is exercised, the Committee determines that the Company could be liable for withholding requirements with respect to a disposition of any of the shares of Stock received upon exercise, the Committee may require as a condition of exercise that the person exercising the ISO agree
(i) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code) of Stock received upon exercise, and (ii) to give such security as the Committee deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Committee to preserve the adequacy of such security.

     8.5. NONTRANSFERABILITY OF AWARDS.

     No Award (other than an Award in the form of an outright transfer of cash or Unrestricted Stock) may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime an Award requiring exercise may be exercised only by him or her (or in the event of the Participant's incapacity, the person or persons legally appointed to act on the Participant's behalf).

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     8.6. ADJUSTMENTS IN THE EVENT OF CERTAIN TRANSACTIONS.

     (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution to common stockholders other than normal cash dividends, after the effective date of the Plan, the Committee shall make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan and, subject to paragraph (c) of this Section 8.6, the other limitations set forth in
Section 4 above.

     (b) In any event referred to in paragraph (a) of this Section 8.6, the Committee shall also make any appropriate adjustments to the number and kind of shares of stock or securities with respect to which Awards are then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Committee that adjustments are appropriate to avoid distortion in the operation of the Plan.

     (c) In the case of ISOs, or for purposes of making adjustments to the per-Participant limits set forth in the third paragraph of Section 4, the adjustments described above in this Section 8.6 shall be made only to the extent consistent with continued qualification of the option under Section 422 of the Code (in the case of an ISO) or the rules under Section 162(m) of the Code (in the case of the limitations set forth in the third paragraph of Section 4).

     8.7. EMPLOYMENT RIGHTS, ETC.

     Neither the adoption of the Plan nor the grant of Awards shall confer upon any person any right to continued retention by the Company or any subsidiary as an Employee or otherwise, or affect in any way the right of the Company or any subsidiary to terminate an employment relationship. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment relationship even if the termination is in violation of an obligation of the Company to the Participant.

     8.8. DEFERRAL OF PAYMENTS.

     The Committee may agree at any time, upon request of the Participant, to defer the date on which any payment under an Award will be made.

     8.9. PAST SERVICES AS CONSIDERATION.

     Where a Participant purchases Stock under an Award for a price equal to the par value of the Stock, the Committee may determine that such price has been satisfied by past services rendered by the Participant.

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9.   EFFECT, AMENDMENT, SUSPENSION AND TERMINATION

     Neither adoption of the Plan nor the grant of Awards to a Participant shall affect the Company's right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to Employees.

     The Company may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate or suspend the Plan as to any further grants of any or all types of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required by the rules of the National Association of Securities Dealers, Inc. applicable to the Company.



As adopted by the Board of Directors of the Company on July 22, 1996 and by the stockholders of the Company on August 22, 1996.

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